UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 9, 2017

Date of Report (Date of earliest event reported)

ResMed Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15317	98-0152841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9001 Spectrum Center Boulevard

San Diego, California 92123

(Address of Principal Executive Offices) (Zip Code)

(858) 836-5000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On January 9, 2017, we entered into a second amendment to our existing credit agreement. The credit agreement was originally dated as of October 31, 2013 and was subsequently amended on April 4, 2016. The second amendment was entered into by and among ResMed Inc., as borrower; each of the existing lenders who is a party to the second amendment; the financial institution identified on the second amendment’s signature pages as the new lender; MUFG Union Bank, N.A. as successor in interest to Union Bank, N.A., as Administrative Agent, Joint Lead Arranger, Swing Line Lender and L/C Issuer; and HSBC Bank USA, National Association, as Syndication Agent and Joint Lead Arranger. The second amendment, among other things, increases the size of ResMed’s senior unsecured revolving credit facility from $1.0 billion to $1.3 billion, with an uncommitted option to increase the revolving credit facility by an additional $300 million. ResMed’s obligations under the amended credit agreement continue to be guaranteed by certain ResMed direct and indirect U.S. subsidiaries, including ResMed Corp.; ResMed Motor Technologies Inc.; Birdie Inc.; Inova Labs, Inc.; Brightree LLC; Brightree Services LLC; Brightree Home Health & Hospice LLC; and Strategic AR LLC, under an unconditional guaranty and related documents.

This description of the second amendment does not purport to be complete. It is subject to, and qualified in its entirety by, the full text of the second amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated here by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 is incorporated under this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Exhibit Description

10.1	Second Amendment to Credit Agreement dated as of January 9, 2017, by and among ResMed Inc., as borrower, each of the existing lenders party to the Second Amendment, the financial institution identified on the signature pages thereto as the new lender, MUFG Union Bank, N.A. as successor in interest to Union Bank, N.A., as Administrative Agent, Joint Lead Arranger, Swing Line Lender and L/C Issuer, and HSBC Bank USA, National Association, as Syndication Agent and Joint Lead Arranger.

SIGNATURES

We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

Date: January 12, 2017	RESMED INC.

	By:	/s/ David Pendarvis
	Name:	David Pendarvis
	Its:	Chief administrative officer, global general counsel and secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Second Amendment to Credit Agreement dated as of January 9, 2017, by and among ResMed Inc., as borrower, each of the existing lenders party to the Second Amendment, the financial institution identified on the signature pages thereto as the new lender, MUFG Union Bank, N.A. as successor in interest to Union Bank, N.A., as Administrative Agent, Joint Lead Arranger, Swing Line Lender and L/C Issuer, and HSBC Bank USA, National Association, as Syndication Agent and Joint Lead Arranger.